SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 21, 2003

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza,Chicago, IL                           60670

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: 312-732-4000

Item 5.    Other Events and Regulation FD Disclosure

See Item 12 below.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Description of Exhibits

99(a)	Registrant’s October 21, 2003 News Release announcing its 2003 third quarter earnings.

Item 12.    Results of Operations and Financial Condition

On October 21, 2003, the Registrant issued a news release announcing its 2003 third quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated October 21, 2003 as follows: it adds the cover page, signature page and exhibit list that was not transmitted with the previous filing, and includes revisions to the unofficial PDF version of the News Release to conform it to the official HTML version previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date: October 21, 2003	By:	/s/ Heidi Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Registrant’s October 21, 2003 News Release announcing its 2003 third quarter earnings.